Exhibit 99.1

         KeyBanc Capital MarketsBasic Materials & Packaging ConferenceSeptember 3, 2015

 Forward-Looking Statements  This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate. These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended June 30, 2015. These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin on September 2, 2015 and the preliminary proxy statement on Schedule 14A filed with the SEC by Olin on August 17, 2015. The forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 SEC Disclosure Rules  Additional Information and Where to Find ItIn connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Spinco”) has filed a registration statement on Form S-4 and Form S-1 containing a prospectus and Olin has filed a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the Securities and Exchange Commission (the “SEC”). Both Olin and Spinco expect to file amendments to these filings before they become effective. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PRELIMINARY PROXY STATEMENT AND ANY FURTHER AMENDMENTS THERETO WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPINCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and preliminary proxy statement and any further amendments (when available) and other documents filed by Olin, TDCC and Spinco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and any further amendments, once available, and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable. Participants in SolicitationThis communication is not a solicitation of a proxy from any investor or securityholder. However, Olin, TDCC, Spinco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC. Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its preliminary proxy statement filed with the SEC on August 17, 2015. Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 27, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statements, prospectuses and proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction. Non-SolicitationThis communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

 Olin to Acquire Dow’s Chlorine Products  Transaction OverviewReverse Morris Trust structureTotal value of $4.8 billion, consisting of approximately: 1) $1.7 billion in common stock (assumes $20.00 OLN share price), 2) $2.1 billion in cash and cash equivalents, 3) $0.6 billion in assumed debt, and 4) $0.4 billion in assumed pension liabilitiesSeparate $0.4 billion payment at transaction close for ethylene is additive and value-creatingWill create a Chlorine Products leader with $7 billion in revenue and $1 billion in pre-synergy EBITDA

 Olin to Acquire Dow’s Chlorine Products  OwnershipElecting Dow shareholders will receive approximately 87.5 million shares of Olin common stockOlin shares outstanding post-close will be approximately 165 millionElecting Dow shareholders will own approximately 52.7% and existing Olin shareholders approximately 47.3% of the post-close outstanding sharesClosing of TransactionDomestic and foreign anti-trust approvals – Received Q2 2015Dow receipt of favorable IRS private letter ruling – Received Q2 2015Effectiveness of registration statements filed with the SECOlin shareholder vote (simple majority required)Other customary closing conditionsClosing expected to occur early in the fourth quarter

 Reverse Morris Trust Structure  Non-electingS/Hs  Electing Dow S/Hs  Dow  DCP  DCP stock  OlinS/Hs  Olin  DCP  ~47.3%  Dow  ~52.7%  OlinS/Hs  Olin  Merger sub  DCP stock  Dow  DCP  Olinstock  Merge  Non-electingS/Hs  Dowstock  Electing Dow S/Hs  Non-electingS/Hs  Electing Dow S/Hs  Step 2: Merger  Step 1: Split-off1  Step 3: Final result  Key considerations  Approximately 87.5 million shares of Olin common stock issued to Dow’s shareholders, which will be used to retire Dow shares via an exchange offer if Dow elects a split-offTransaction expected to be tax free to Dow with Olin shareholders owning approximately 47.3% of the combined equity following the mergerDow receives approximately $2.1 billion in the form of a special cash dividend, debt retirement and pension paymentSpin-off rules/tax agreement with Dow will limit Olin equity raising/M&A activity for 2 years following spin / split  1 Dow has option of spin-off or split-off structure for this transaction; assumed Dow elects a split-off structure for illustrative purposes

 Strategic Benefits  Creates Leading Producer of Chlorine Derivatives and Caustic SodaLeading global chlor alkali producer with 6.2 million tons of chlorine capacity#1 global seller of membrane caustic soda and chlorinated organics#1 global supplier of epoxy materials#1 North American seller of chlorine, bleach and on-purpose hydrochloric acid (HCl)Olin Will Have Significant Scale and Product DiversityOperations in North America, Europe, Latin America and AsiaDownstream Chlorine derivatives increases to 19 end uses from 3Strong Cash Flows and Significant Cost and Expansion SynergiesLong-term contracts, geographic and product portfolio diversity, and low cost operations to provide a higher level of earnings stability and cash flow generationExpected cost synergies of at least $200 million are expected by the end of the third yearUpside potential to $300 million of synergies by accessing new segments and customers

 Creates Chlorine-Based Products Leader  8      Chlorine global capacity: ~90,000 kMT  Source: CMAI 2014 average capacities in kMT1 Includes 100% of Dow Mitsui Chlor Alkali joint venture chlorine capacity2 Capacity in Brazil, Germany and Australia not in scope of transaction  Post-separation2  DCP1  +DCP1  Top chlorine producers worldwide (kMT)

 Diversified Geographic Footprint                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  Chlor–Alkali & Vinyl  Epoxy  Global Chlorinated Organics  Supporting assets                                          Zhangjiagang, ChinaCER    Gumi, South KoreaCER  Guaruja, Sao Paulo, BrazilLER, CER  Pisticci, ItalyCER  Roberta, GACER  Rheinmünster, GermanyCER  Terneuzen,NetherlandsCumene  Baltringen, GermanyCER  Stade, GermanyCMP, Perc, TricEpi/Allyl, LER,CER, BisA  Freeport, TXCA, VCM, EDCEpi/Allyl, LER, CER BisA, Phenol/AcetoneCMP, Tric, VDCBrine, Power  Plaquemine, LACA, EDCPercBrine, Power  Russellville, ARCell assembly and maintenance  Bécancour, QC  Charleston, TN  McIntosh, AL            Niagara Falls, NY    St Gabriel, LA  Augusta, GA      Santa Fe Springs, CA  Tacoma, WA  Henderson, NV    Tracy, CA    Source: Olin and Dow management

 Diversifies Olin’s Business Mix  ~$0.68 billion  $0.34 billion  ~$1.0 billion  +  =  Dow Chlorine Products  Olin  Pro forma New Olin  2014 pro forma EBITDA by business ($billions)  Source: Olin and Dow management

 Top Tier Low Cost Structure  Stable and Low Cost Raw MaterialsElectricity – 85% of the energy to generate electricity will come from natural gas and hydroelectric sources after the acquisitionSalt Brine – 80% of the brine requirements will be supplied from owned and operated mines that are connected to manufacturing facilities by pipelineEthylene – will be supplied through a 20-year co-investor agreement with Dow that will provide Olin with co-producer integrated economicsProduction Assets To Be AcquiredThe Freeport, Texas and Plaquemine, Louisiana facilities are two of the world’s lowest cost chlor-alkali facilitiesThe Freeport facility is the lowest cost producer of epoxies globallyFurther cost improvements include operational efficiencies, asset optimization, logistics and procurement savings

 Increased procurement efficienciesElimination of duplicate terminals and optimization of freight to terminalsReduction of net acquisition cost for purchased causticSavings from trucking and rail fleet optimizationCOGS reduction opportunities  Logistics & procurement  SG&ACost optimizationEnergy utilization  Operational efficiencies  Consolidation of select operations and facilities across the businessInstallation of new capacity Relocation of select manufacturing processes  Asset optimization  Increased sales to new third-party customersAccess to new product segments  Accessing new segments and customers  $70mm  $80mm  $200mm  Total cost synergies expected to be achieved by end of third year  Potential upside to $300mm  Expected value  Synergies breakdown  Significant Synergies  $50mm

 Olin Stand AlonePerformance

 Company Overview    All financial data are for the 3 and 6 months ended June 30, 2015 and the 12 months ended December 31, 2014. Data are presented in millions of U.S. dollars.   Winchester  Chlor Alkali  A Leading North American Producer of Chlorine and Caustic Soda Q2‘15 1H‘15 FY‘14Revenue: $ 271 $ 540 $ 1,209EBITDA: $ 51 $ 99 $ 234  A Leading North American Producer of Small Caliber Ammunition Q2‘15 1H‘15 FY‘14Revenue: $ 194 $ 373 $ 738EBITDA: $ 38 $ 72 $ 144          Revenue: $ 535 $ 1,053 $ 2,241Adj. EBITDA: $ 127 $ 198 $ 344  Olin   Q2 2015 1H 2015 FY 2014     Olin Corporation  A Leading Distributor of Caustic Soda and Midwest Bleach Producer Q2‘15 1H‘15 FY‘14Revenue: $ 70 $ 140 $ 294EBITDA: $ 6 $ 11 $ 16  Chemical Distribution

 Chlor Alkali Process  ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen.  North American Position  Percent of 2014 Revenue  #2  #1 Industrial  #1 Merchant  #1Burner Grade  51%  13%  4%  11%  20%  1%  Raw Materials   BRINE + ELECTROLYSIS = PRODUCTS        Caustic Soda – 1.13 Tons  (Sodium Hydroxide)  (Potassium Hydroxide)  Bleach  (Sodium Hypochlorite)  Chlorine – 1 Ton              Potassium Chloride or Sodium Chloride                      KOH – 1.59 Tons  HCl  (Hydrochloric Acid)  Hydrogen Gas - .03 Tons       KOH or Caustic Soda      Chlorine      Hydrogen  #4

 Growing EBITDA  Strategic AcquisitionsPioneer, 2007SunBelt JV, 2011KA Steel, 2012Investments in less Cyclical Chlor Alkali Co-productsSodium Hypochlorite (Bleach)Hydrochloric Acid (HCl)Potassium Hydroxide (KOH)Improved Winchester ProfitabilityRelocation of Centerfire operations to MSVolume growth realized due to expanding base of sport shooters  Olin Five Year Trailing Adjusted EBITDA  123  159  259  215  251  276  309  322  13%CAGR  332  Achieving Growth Through:

 Diverse Customer Base  Chlorine  Caustic Soda  North American Industry  Olin Corporation            Source: IHS and Olin 2014 demand.Chlorine: “Inorganics” includes: Titanium dioxide and bromine. Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

 22% CAGR  Bleach Growth is a Key Objective  Bleach sells at a premium to the ECU and, while seasonal, is not cyclicalOlin bleach volumes have delivered steady growth since 2006We expect additional growth to continue as bleach railcars extend our delivery rangeIn 2014, Olin converted 10% of its ECUs into higher margin bleachOlin has the capacity to convert 20% of its ECUs to bleachOlin’s geographic profile and utilization of Chemical Distribution provide opportunities to further enhance volumes

 Growing HCl Volumes  Olin is the leading producer of burner-grade HCl with 5 production locations in North AmericaOlin HCl volumes have grown steadily since 2006Distribution strategy is expected to increase volumes and raise netbacksWe forecast that HCl volumes will continue to grow HCl continues to sell at a meaningful premium over chlorineOlin currently has the capacity to convert 13% of its chlorine capacity into HClIn 2014, Olin converted 8% of its chlorine into higher margin HCl  14% CAGR

 EBITDA Improvement  Olin Bleach, HCl and KOH initiatives have reduced the cyclicality of our business, and at the same time, increased profit margins2014 sales of co-products represented 32% of total Chlor Alkali salesTrough EBITDA levels have improved approximately $200 million during the 2009-2010 trough period as compared to the 2002 trough period  Higher Peaks and Higher Troughs  Chlor Alkali Annual EBITDA  64  59  13  262  92  107  386  274  283  185  192  331  352  306

 Chemical Distribution  KA Steel, purchased in August 2012, established Olin as the largest caustic distributor in the U.S. with an infrastructure that provides a strong fit with Olin’s chlor alkali assets:Mature supply relationships90,000 tons of caustic storage in a network of 26 terminalsExpanded geographic coverageLogistical savings through the use of a private truck fleet and barge shipments instead of shipping by railWith the expected growth of co-product sales and improving caustic returns, we forecast an increase in segment income of approximately $15 million in the next 2 yearsProvides scale and flexibilityAccess to new customers, geographies and industry segmentsCombined network is capable of supporting higher caustic volumes and expansion of Bleach, HCl and KOH (“co-products”) sales We expect that the Chlor Alkali business will realize $10 to $15MM of annual benefit from producing those co-products and from logistics and infrastructure cost savings

 Brands   Winchester StrategyCenterfire relocation:$24 million of cost savings in 2014Expect $35 million of cost savings in 2015Expect $35-$40 million lower annual operating costs beginning in 2016New product development:Continue to develop new product offeringsMaintain reputation as a new product innovator10% of sales attributable to products developed in the past 5 yearsProvide returns in excess of cost of capital     Hunters & Recreational Shooters            Products  Retail  Distributors  Mass Merchants  Law Enforcement  Military  Industrial  Rifle            N/A  Handgun            N/A  Rimfire (.22 caliber)              Shotshell              Components              New Products

     Strong Correlation Between Firearms & Ammunition Sales  Data CorrelationsU.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +93% (1999-2014)U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +82% (1992-2013)NICS Checks & U.S. Firearms Production: +96% (1999 – 2013)   Increased Gun Control Concerns (Assault Weapons Ban/Brady Bill Enacted /Ammunition Shortage Rumors)  Concerns of Y2K-related issues  Post-9/11 Effect  Increased participation & consumer stockpiling driven by:Price increasesCaliber-specific shortagesPolitical uncertaintyPersonal security concerns        1992  1993  1994  1995  1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012  2013  2014  U.S. Gun SaleBackground Checks (NICS)2  U.S. Firearms Production3  1Estimated based on National Shooting Sports Foundation (NSSF) Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates.2Reflect the FBI’s National Instant Criminal background check System statistics (NICS). 3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports. Latest data available is for 2013, released in 2015.  U.S. Commercial AmmunitionManufacturer Shipments1

 Growing Shooting Sports Participation Has Increased Installed Base

 Winchester Is Growing  We expect Winchester’s 2015 earnings to exceed 2014 earnings as a result of:Cost savings from the centerfire relocation to Oxford, MSA significant increase in the number of sport shootersPistol and rimfire ammunition demand remains robustCommercial backlog at Q2 2015 was 2 times the Q2 2012 backlogCenterfire relocation cost savings contribution to earnings expected to continue increasing from 2015 to 2017  25% CAGR  Annual EBITDA  158  69  73  78  42  36  25  49  144  72

 Q2 2015 Adjusted EBITDA was $126.8 millionFull year 2015 Adjusted EBITDA is expected to be in the $330 to $360 million rangeChlor Alkali Products full year 2015 segment income is expected to decline compared to 2014 primarily due to weaker caustic soda demand Chemical Distribution 2015 full year segment income is expected to improve compared to 2014 due to increased caustic soda, bleach, HCl and KOH volumesWe expect Winchester’s 2015 full year earnings to exceed 2014 earnings of $127 million, primarily due to lower operating costs associated with our new centerfire operation in Oxford, MS  Profit Outlook